UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 28, 2009

Maui Land & Pineapple Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Hawaii	0-6510	99-0107542
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

161 South Wakea Avenue, P.O. Box 187, Kahului, Maui, Hawaii, 96733-6687

(Address of principal executive offices)

(808) 877-3351

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein is Item 8 of the Maui Land & Pineapple Company, Inc. (the “Company”) Form 10-K for the fiscal year ended December 31, 2008 that was filed on March 30, 2009, which has been updated (1) to add paragraphs two through eight to Note 21, Subsequent Events, as a result of events that have occurred after March 30, 2009 that raise substantial doubt about the Company’s ability to continue as a going concern, and to disclose the write down of its investment in Kapalua Bay Holdings, LLC (KBH) due to impairment charges recorded by KBH and the Company’s immediate cessation of its pineapple planting and the cessation of other pineapple agriculture operations, and (2) to add paragraph seven regarding uncertainty of the Company’s ability to continue as a going concern to the Report of the Independent Registered Public Accounting Firm dated March 30, 2009, except for Note 21, which is dated as of December 28, 2009.  No other changes have been made to this Item 8.

Attached hereto as Exhibit 99.2 and incorporated herein are the Kapalua Bay Holdings, LLC (KBH) Consolidated Balance Sheets as of December 31, 2008 and 2007, and the related consolidated statements of operations, members’ capital, and cash flows for each of the three years in the period ended December 31, 2008, which have been updated (1) to add Note 12, Subsequent Events, related to a material impairment charge in the carrying value of KBH’s inventories held for sale recorded in September 2009 and an amendment to its loan agreement in December 2009, and (2) to add paragraph five regarding the impairment charge and the amendment to the loan agreement that occurred subsequent to December 31, 2008 to the Independent Auditor’s Report dated March 30, 2009, except for Note 12 which is dated as of December 28, 2009.  No other changes have been made to the historical consolidated financial statements of KBH and the notes thereto.

Attached hereto as Exhibit 99.3 and incorporated herein are the W2005 Kapalua/Gengate Hotel Holdings, LLC (W2005) (Unaudited) Consolidated Financial Statements as of December 31, 2008 and for the year then ended, which have been updated to add Note 11, Subsequent Events, related to defaults under W2005’s loan agreements.  No other changes have been made to the historical consolidated financial statements of W2005 and the notes thereto.

Attached hereto as Exhibit 99.4 and incorporated herein are the W2005 Consolidated Financial Statements as of December 31, 2007 and for the year then ended, which have been updated to add Note 12, Other Subsequent Events (Unaudited) as a result of events that have occurred after March 31, 2008.  No other changes have been made to the historical consolidated financial statements of W2005 and the notes thereto.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, dated December 28, 2009.
23.2	Consent of Independent Auditors, dated December 28, 2009.
23.3	Consent of Independent Certified Public Accountants, dated December 28, 2009.
99.1	Item 8 of the Maui Land & Pineapple Company, Inc. Form 10-K for the fiscal year ended December 31, 2008 that was filed on March 30, 2009, and updated as of December 28, 2009.
99.2

Historical Consolidated Financial Statements for Kapalua Bay Holdings, LLC as of December 31, 2008 and 2007 and for the Years Ended December 31, 2008, 2007 and 2006, reflecting updated footnote disclosures, and an Independent Auditors’ Report dated March 30, 2009, except for Note 12, which is dated December 28, 2009.

99.3	Historical Consolidated Financial Statements for W2005 Kapalua/Gengate Hotel Holdings, LLC December 31, 2008 (Unaudited), reflecting updated footnote disclosures.
99.4	Historical Consolidated Financial Statements for W2005 Kapalua/Gengate Hotel Holdings, LLC December 31, 2007, reflecting updated footnote disclosures.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: December 28, 2009	By:	/S/ JOHN P. DURKIN
John P. Durkin
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, dated December 28, 2009.
23.2	Consent of Independent Auditors, dated December 28, 2009.
23.3	Consent of Independent Certified Public Accountants, dated December 28, 2009.
99.1	Item 8 of the Maui Land & Pineapple Company, Inc. Form 10-K for the fiscal year ended December 31, 2008 that was filed on March 30, 2009, and updated as of December 28, 2009.
99.2

Historical Consolidated Financial Statements for Kapalua Bay Holdings, LLC as of December 31, 2008 and 2007 and for the Years Ended December 31, 2008, 2007 and 2006, reflecting updated footnote disclosures, and an Independent Auditors’ Report dated March 30, 2009, except for Note 12, which is dated December 28, 2009.

99.3	Historical Consolidated Financial Statements for W2005 Kapalua/Gengate Hotel Holdings, LLC December 31, 2008 (Unaudited), reflecting updated footnote disclosures.
99.4	Historical Consolidated Financial Statements for W2005 Kapalua/Gengate Hotel Holdings, LLC December 31, 2007, reflecting updated footnote disclosures.

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